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                                                                 Exhibit (17)(a)
                                POWER OF ATTORNEY

         We, the undersigned officers and Trustees of Eaton Vance Investment Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


           Signature                   Title                      Date
           ---------                   -----                      -----

                                President (Chief
/s/ Thomas J. Fetter            Executive Officer)            April 22, 1997
--------------------
    Thomas J. Fetter

                                Treasurer and Principal
/s/ James L. O'Connor           Financial and Accounting      April 22, 1997
-------------------------       Officer
    James L. O'Connor


/s/ Donald R. Dwight            Trustee                       April 22, 1997
-------------------------
    Donald R. Dwight


/s/ James B. Hawkes             Trustee                       April 22, 1997
-------------------------
    James B. Hawkes


/s/ Samuel L. Hayes, III        Trustee                       April 22, 1997
-------------------------
    Samuel L. Hayes, III


/s/ Norton H. Reamer            Trustee                       April 22, 1997
-------------------------
    Norton H. Reamer


/s/ John L. Thorndike           Trustee                       April 22, 1997
-------------------------
    John L. Thorndike


 /s/ Jack L. Treynor            Trustee                       April 22, 1997
--------------------------
     Jack L. Treynor